UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       July 25, 2003
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7.           Exhibits

Exhibit 99.1 Form of Notice of Blackout Period dated July 25, 2003 to Directors and Executive Officers of Applebee's International, Inc.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On July 14, 2003, the registrant was notified by the plan administrator and trustee of its tax deferred savings (401(k)) plan that as a result of certain servicing enhancements to the plan, there will be a blackout period in which plan participants will be temporarily unable to diversify investments under the plan, obtain a loan under the plan, or obtain a distribution from the plan. The blackout period is expected to begin on August 20, 2003 at 3:00 p.m. CDT and expected to end on August 27, 2003 at 8:00 a.m. CDT.

As required by Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission's Regulation BTR, and concurrently with the filing of this Form 8-K, the registrant transmitted a notice of blackout period to its directors and executive officers. The form of notice is furnished as an exhibit to this Form 8-K.







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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    July 25, 2003                      By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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


                                 Exhibit Index

  Exhibit No.                              Description
---------------  ---------------------------------------------------------------
99.1 Form of Notice of Blackout Period dated July 25, 2003 to Directors and Executive Officers of Applebee's International, Inc.